UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22218

T. Rowe Price Global Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Global Real Estate Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

As a whole, global real estate securities posted gains during the first half of the year despite widespread geopolitical uncertainties. However, returns varied from region to region, and the relative strength of foreign currencies that denominate some of our holdings aided fund performance to some extent.

We were pleased with your fund’s performance in both absolute and relative terms. For the first six months of 2011, the fund returned 6.80% compared with 6.07% for the passive FTSE EPRA/NAREIT Developed Real Estate Index and 5.55% for the Lipper Global Real Estate Funds Index of similar funds. (The returns for the Advisor Class shares were lower, reflecting their different fee structure, but still exceeded the returns of both benchmarks.)

DIVIDEND DISTRIBUTION

On June 27, 2011, your fund’s Board of Directors declared a second-quarter dividend of $0.10 per share to shareholders of record on that day. (The dividend was the same for the Advisor Class shares.) The dividend was paid on June 29. You should have received your check or statement reflecting this most recent distribution.

MARKET ENVIRONMENT AND STRATEGY

A devastating tsunami in Japan, civil war in Libya, a persistent debt crisis in Europe, restrictive tightening in emerging markets, economic stutter-steps in the United States—with events like these serving as a backdrop to the first six months of the year, it is remarkable that we are able to report significant gains instead of losses for our sector of the market. It seems to confirm the famous adage that “change is the investor’s only certainty,” as Thomas Rowe Price, Jr., our firm’s founder, once said.

Returns varied by country, as can be seen in the accompanying chart, but overall returns were appealing in U.S. dollar terms. I mention this specifically because returns were closer to neutral in local currencies, but the continued weakness of the U.S. dollar translated into positive results for many of our foreign securities. In that sense, we benefited from our global diversification, although our U.S. holdings were also rewarding during the period.

U.S. dollar weakness, in large part, stems from our nation’s continued economic frailty, which has necessitated the Federal Reserve’s ongoing monetary easing that has been depressing our currency. Economic weakness is reflected in poor job growth and high unemployment numbers. Consequently, demand for our U.S. properties is subdued relative to where it normally would be at this point in a recovery. To be sure, the situation could be worse, but the uncertainty and tepid nature of the recovery to date has created hesitancy among both businesses and consumers. While demand has turned mildly positive (as can be seen in rising occupancy rates), it should be even stronger with the recession now several quarters behind us.

New U.S. supply has been virtually nonexistent and continues to hover near record lows. We continue to believe this offers hope for an extended recovery in commercial real estate down the road. Apparently, many investors feel the same way, and their forward-looking views have propelled the ongoing strength in real estate securities. Additionally, low interest rates fueled by loose monetary policy have made it easier for landlords to refinance loans, even in a tougher underwriting environment. Low interest rates have sent investors scrambling for yield, which has boosted demand for both public and private prime income-producing real estate. Fears that loose monetary policy may ultimately lead to inflationary pressures have also spurred demand for real assets that could fare well in an inflationary environment.

In many cases, appreciation in prime commercial real estate, both here and abroad, has resulted in historically low capitalization rates (cap rates) or yields. Prime properties in the U.K. and Continental Europe saw valuation increases as a result of falling cap rates. This flight to quality occurred against a backdrop of turmoil across the European Union (EU) as the coalition struggled to stem contagion from the debt crisis that plagues weaker members. The market fears a sovereign default, which could have a multiplier effect across stronger nations, similar in style but much larger than the one resulting from the Lehman Brothers collapse.

In Japan, the earthquake and devastating tsunami took a tragic toll on life and caused supply chain disruptions that affected manufacturing worldwide. Clearly, the impact was most pronounced in Japan, and securities there were understandably among the worst-performing worldwide during the first half of the year. Fortunately, the resiliency of the Japanese people has helped them rebound from the depths of the tragedy and begin a journey toward recovery, though risks clearly persist as the consequent nuclear crisis is not yet resolved and will not be for a considerable period. Through the crisis, the T. Rowe Price team in Japan has been a continuous source of high-quality research, providing on-the-ground insights that add value to our portfolios globally. T. Rowe Price continues to support the members of the staff and their families, as well as the Japanese people, through these challenging times.

In China, Hong Kong, and Singapore, overheated housing markets led the governments to impose increasingly stringent policies to restrict speculative growth. China, as well as other emerging markets including Brazil, also fought to contain inflationary pressures by implementing cooling measures that ultimately concerned investors.

Meanwhile, continued unrest in the Middle East and North Africa has led to uncertainty in political leadership and raised concerns about oil supply disruptions. Such a supply shock could escalate the prices for energy and dampen economic growth in consuming nations. All in all, there were many pockets of turmoil across the globe, and it was both surprising and satisfying that the fund was able to post gains during the period.

PORTFOLIO REVIEW

Westfield Retail Trust was spun out from Westfield Group late last year to form a focused Australian play on regional malls. We continue to own both securities and added significantly to the trust as we are attracted to what is widely viewed as the best portfolio of regional malls in Australia. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

While our real estate holdings in Japan largely avoided direct major damage from the earthquake and tsunami, our securities were hurt nonetheless by fears of the ensuing economic slowdown and the ongoing issues with the disabled nuclear reactors. Mitsui Fudosan and other stocks were hit hard by the correction, but given the limited property damage actually incurred, we added to our positions on weakness in the belief that a rebound would occur and that the nuclear crisis could be contained.

Though Chinese politicians are determined to slow the rapid escalation in housing prices, they would still like to see growth in volumes of affordable residences. With this in mind, we initiated a position in China Vanke, which tends to be a large volume producer of affordable housing across the nation. To make room for this new investment, we consolidated proceeds from our smaller producers, Agile Property and Shimao Property. Meanwhile, the Chinese government’s tightening led to negative sentiment that rippled into some Hong Kong-domiciled names including Sun Hung Kai Properties and Hang Lung Properties, where we added on weakness. These companies possess attractive portfolios and competitive balance sheets.

Prime European properties continued to attract investors in a flight to quality during the ongoing European debt crisis. This seemed to be amplified in markets with currencies outside the euro; thus, we enjoyed a strong contribution again from Great Portland Estates in London’s West End. Switzerland and the Swiss franc, often viewed as safe havens, contributed to the gains we achieved with our holdings in PSP Swiss Property.

During the period, our two largest industrial names, AMB Property and Prologis, merged to form Prologis, now the fund’s second-largest holding. Separately, both companies had extensive global reach, and we believe this formidable combination will begin to produce powerful synergies. We initiated a position in Essex Property Trust, an apartment company focused on the west coast of the U.S. Essex has a long track record of success and offers an opportunity to participate in the rebound in rental housing, which continues to benefit from falling homeownership levels in the U.S.

OUTLOOK

Globally, markets are threatened by varied challenges that we believe can be overcome, at least in the near term. In Europe, stemming contagion from the continuing debt crisis is a paramount priority. The underlying causes of the crisis—unmanageable debt obligations—are not likely to be easily or fully resolved in short order. However, the EU has thus far been successful in staving off sovereign defaults that could otherwise have a devastating impact on member nations, particularly through their banking systems. The deficits will continue to pose an overhang on the EU markets, but we are encouraged that governments there have made the tough choices to enact unpopular austerity measures that are heading in the right direction.

The U.S. faces a serious deficit challenge, and the debt ceiling limitation has not been resolved, as of this writing. That said, there seems to be a growing consensus that every effort should be made to avoid a catastrophic default. Though partisan politics are erecting hurdles to a resolution, we believe some form of preventative measure will be enacted before the August 2 deadline, though it is unlikely to be the sweeping reform envisioned by either party. Hopefully, with the debt ceiling issue addressed, politicians can focus again on the nation’s main priority of creating “jobs, jobs, jobs,” which are so vital to stimulating demand for our property assets.

A lot depends on what happens in China, the world’s second-largest economy. Efforts to quell inflation and housing speculation have led to restrictive growth measures. It is widely believed that China can engineer a soft landing and maintain ample growth during the tightening process, though the outcome of these policies are not yet fully clear. This will have an impact on economic growth in other Asia and Pacific markets.

Australia’s economic ties to China have grown stronger over the years, particularly relating to commodities. In Australia, employment is robust, and the central bank has been tightening to curb inflationary pressures. This has put some pressure on the Australian consumer, although there too we are optimistic that stable growth can be maintained.

The world is rife with uncertainties, and so it seems that “change is the investor’s only certainty,” to quote our company’s founder once again. We cannot predict the future, but we endeavor to adapt to evolving conditions and adhere to our principles of disciplined investing.

We would like to thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

July 22, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more-diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Capitalization rate: A ratio, shown as a percentage rate, that estimates the present value of an income-producing asset. Riskier investments have higher capitalization rates and lower present values.

FTSE EPRA/NAREIT Global Real Estate Index: A total-return index composed of the most actively traded real estate investment trusts and REIT-type structures, designed to be a measure of global real estate equity performance.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

**Investor Class**

| | 6 Months Ended 6/30/11‡ | Year Ended 12/31/10‡ | 12/31/09‡ | 10/27/08 Through 12/31/08‡ |
|---|---|---|---|---|
| **NET ASSET VALUE** | | | | |
| Beginning of period | $ 15.71 | $ 13.46 | $ 10.54 | $ 10.00 |
| Investment activities | | | | |
| Net investment income | 0.18[1] | 0.49[1] | 0.26[1] | 0.07[1] |
| Net realized and unrealized gain | 0.88 | 2.56 | 3.18 | 0.73 |
| Total from investment activities | 1.06 | 3.05 | 3.44 | 0.80 |
| Distributions | | | | |
| Net investment income | (0.17) | (0.48) | (0.33) | (0.05) |
| Net realized gain | (0.05) | (0.32) | (0.19) | (0.19) |
| Tax return of capital | – | – | – | (0.02) |
| Total distributions | (0.22) | (0.80) | (0.52) | (0.26) |
| **NET ASSET VALUE** | | | | |
| **End of period** | **$ 16.55** | **$ 15.71** | **$ 13.46** | **$ 10.54** |

**Ratios/Supplemental Data**

| | | | | |
|---|---|---|---|---|
| **Total return**[2] | **6.80%**[1] | **23.17%**[1] | **33.62%**[1] | **7.99%**[1] |
| Ratio of total expenses to average net assets | 1.05%[1][3] | 1.05%[1] | 1.05%[1] | 1.05%[1][3] |
| Ratio of net investment income to average net assets | 2.27%[1][3] | 3.42%[1] | 2.32%[1] | 3.70%[1][3] |
| Portfolio turnover rate | 2.9% | 6.5% | 12.4% | 0.3% |
| Net assets, end of period (in thousands) | $ 47,428 | $ 37,426 | $ 17,373 | $ 8,311 |

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/14.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

**Advisor Class**

| | 6 Months Ended 6/30/11‡ | Year Ended 12/31/10‡ | 12/31/09‡ | 10/27/08 Through 12/31/08‡ |
|---|---|---|---|---|
| **NET ASSET VALUE** | | | | |
| Beginning of period | $ 15.65 | $ 13.43 | $ 10.53 | $ 10.00 |
| Investment activities | | | | |
| Net investment income | 0.19(1) | 0.47(1) | 0.26(1) | 0.06(1) |
| Net realized and unrealized gain | 0.85 | 2.55 | 3.16 | 0.73 |
| Total from investment activities | 1.04 | 3.02 | 3.42 | 0.79 |
| Distributions | | | | |
| Net investment income | (0.17) | (0.48) | (0.33) | (0.05) |
| Net realized gain | (0.05) | (0.32) | (0.19) | (0.19) |
| Tax return of capital | – | – | – | (0.02) |
| Total distributions | (0.22) | (0.80) | (0.52) | (0.26) |
| **NET ASSET VALUE** | | | | |
| **End of period** | **$ 16.47** | **$ 15.65** | **$ 13.43** | **$ 10.53** |

**Ratios/Supplemental Data**

| | | | | |
|---|---|---|---|---|
| Total return(2) | 6.70%(1) | 22.99%(1) | 33.46%(1) | 7.89%(1) |
| Ratio of total expenses to average net assets | 1.15%(1)(3) | 1.15%(1) | 1.15%(1) | 1.15%(1)(3) |
| Ratio of net investment income to average net assets | 2.36%(1)(3) | 3.25%(1) | 2.40%(1) | 3.51%(1)(3) |
| Portfolio turnover rate | 2.9% | 6.5% | 12.4% | 0.3% |
| Net assets, end of period (in thousands) | $ 1,116 | $ 519 | $ 357 | $ 263 |

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/14.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

## Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **AUSTRALIA 8.8%** | | |
| **Common Stocks 8.8%** | | |
| CFS Retail Property, Equity Units | 244,287 | 477 |
| Commonwealth Property Office, Equity Units | 326,925 | 330 |
| GPT Group, Equity Units | 271,517 | 922 |
| Stockland | 123,220 | 452 |
| Westfield Group | 97,936 | 913 |
| Westfield Retail Trust, REIT | 400,922 | 1,167 |
| Total Australia (Cost $3,727) | | 4,261 |
| **BRAZIL 1.6%** | | |
| **Common Stocks 1.6%** | | |
| Iguatemi Empresa de Shopping Centers | 10,900 | 268 |
| Multiplan Empreendimentos | 23,400 | 513 |
| Total Brazil (Cost $601) | | 781 |
| **CANADA 4.3%** | | |
| **Common Stocks 4.3%** | | |
| Brookfield Office Properties (USD) | 16,900 | 326 |
| Brookfield Office Properties Canada, REIT | 19,300 | 445 |
| First Capital Realty | 32,200 | 550 |
| Primaris Retail Real Estate Investment Trust, REIT | 34,700 | 757 |
| Total Canada (Cost $1,623) | | 2,078 |
| **CHINA 3.3%** | | |
| **Common Stocks 3.3%** | | |
| China Overseas Land & Investment (HKD) | 201,440 | 436 |
| China Resources Land (HKD) | 216,000 | 390 |
| China Vanke, B Shares (HKD) | 281,400 | 379 |
| Soho China (HKD) | 433,000 | 389 |
| Total China (Cost $1,342) | | 1,594 |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | | |
|---|---|---|
| **Assets** | | |
| Investments in securities, at value (cost $37,748) | $ | 48,344 |
| Dividends receivable | | 133 |
| Receivable for investment securities sold | | 92 |
| Receivable for shares sold | | 38 |
| Cash | | 14 |
| Due from affiliates | | 11 |
| Other assets | | 122 |
| Total assets | | 48,754 |
| **Liabilities** | | |
| Payable for shares redeemed | | 53 |
| Due to affiliates | | 21 |
| Investment management fees payable | | 12 |
| Other liabilities | | 124 |
| Total liabilities | | 210 |
| **NET ASSETS** | $ | 48,544 |
| **Net Assets Consist of:** | | |
| Undistributed net investment income | $ | 51 |
| Accumulated undistributed net realized loss | | (1,062) |
| Net unrealized gain | | 10,597 |
| Paid-in capital applicable to 2,934,266 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized | | 38,958 |
| **NET ASSETS** | $ | 48,544 |
| **NET ASSET VALUE PER SHARE** | | |
| **Investor Class** ($47,427,539 / 2,866,477 shares outstanding) | $ | 16.55 |
| **Advisor Class** ($1,116,428 / 67,789 shares outstanding) | $ | 16.47 |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Operations

($000s)

| | | 6 Months Ended 6/30/11 |
|---|---|---|
| **Investment Income (Loss)** | | |
| Dividend income | | $ 719 |
| Expenses | | |
| Investment management | | 151 |
| Shareholder servicing | | |
| Investor Class | | 44 |
| Rule 12b-1 fees | | |
| Advisor Class | | 1 |
| Prospectus and shareholder reports | | |
| Investor Class | $ 12 | |
| Advisor Class | 1 | 13 |
| Custody and accounting | | 120 |
| Registration | | 34 |
| Legal and audit | | 17 |
| Directors | | 3 |
| Miscellaneous | | 7 |
| Reductions of fees and expenses | | |
| Investment management fees waived | | (107) |
| Expenses reimbursed by manager | | (56) |
| Total Expenses | | 227 |
| Net investment income | | 492 |
| **Realized and Unrealized Gain (Loss)** | | |
| Net realized gain (loss) | | |
| Securities | | 59 |
| Foreign currency transactions | | (4) |
| Net realized gain | | 55 |
| Change in net unrealized gain (loss) | | |
| Securities | | 2,284 |
| Other assets and liabilities denominated in foreign currencies | | 1 |
| Change in net unrealized gain | | 2,285 |
| Net realized and unrealized gain | | 2,340 |
| **INCREASE IN NET ASSETS FROM OPERATIONS** | | $ 2,832 |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Changes in Net Assets

($000s)

| | 6 Months Ended 6/30/11 | Year Ended 12/31/10 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 492 | $ 837 |
| Net realized gain | 55 | 318 |
| Change in net unrealized gain | 2,285 | 4,199 |
| Increase in net assets from operations | 2,832 | 5,354 |
| | | |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | (469) | (918) |
| Advisor Class | (10) | (15) |
| Net realized gain | | |
| Investor Class | (131) | (687) |
| Advisor Class | (2) | (10) |
| Decrease in net assets from distributions | (612) | (1,630) |
| | | |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 12,964 | 19,653 |
| Advisor Class | 575 | 150 |
| Distributions reinvested | | |
| Investor Class | 443 | 1,070 |
| Advisor Class | 6 | 6 |
| Shares redeemed | | |
| Investor Class | (5,607) | (4,337) |
| Advisor Class | (13) | (64) |
| Redemption fees received | 11 | 13 |
| Increase in net assets from capital share transactions | 8,379 | 16,491 |
| | | |
| **Net Assets** | | |
| Increase during period | 10,599 | 20,215 |
| Beginning of period | 37,945 | 17,730 |
| **End of period** | **$ 48,544** | **$ 37,945** |
| | | |
| Undistributed net investment income | 51 | 38 |

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Real Estate Fund, Inc (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Global Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Real Estate Fund – Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $9,186,000 and $1,190,000, respectively, for the six months ended June 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized ordinary income and capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to REIT dividends and net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $30,000.

At June 30, 2011, the cost of investments for federal income tax purposes was $37,748,000. Net unrealized gain aggregated $10,597,000 at period-end, of which $10,691,000 related to appreciated investments and $94,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, management fees in the amount of $107,000 were waived and expenses in the amount of $56,000 were reimbursed by Price Associates during the six months ended June 30, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $919,000 remain subject to repayment at June 30, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $103,000 for Price Associates; $31,000 for T. Rowe Price Services, Inc.; and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 575,000 shares of the Investor Class and 25,000 shares of the Advisor Class, aggregating 20% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) was at or below the median for comparable funds. The information also indicated that the total expense ratio for both classes was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Real Estate Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011